SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe
Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   November 22, 2006

SBARRO, INC.
(Exact Name of Registrant as Specified in Charter)

New York
State of Incorporation

002-96807	11-2501939
(Commission File No.)	(IRS Employer Identification No.)

401 Broadhollow Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

(631) 715-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events

                                On November 22, 2006, the Company and MidOcean Partners LLC (“MidOcean”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that MidOcean Partners has entered into an agreement to acquire the Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated November 22, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBARRO, INC.

Date: November 22, 2006	By: /s/ Anthony J. Puglisi
Anthony J. Puglisi,
Vice President - Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 22, 2006.